UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 5, 2008

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

5100 E Skelly Dr., Suite 700, TULSA, OK	74135
(Address of Principal Executive Offices)	(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K (Form 8-K/A) amends the Current Report on Form 8-K furnished on August 5, 2008 to correct typographical errors in the press release attached to the Form 8-K as Exhibit 99. The press release announced Matrix Service Company’s financial results for the fourth quarter and fiscal year ended May 31, 2008.

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2008, Matrix Service Company (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended May 31, 2008. This Form 8-K/A is being furnished to correct typographical errors contained in the copy of press release attached as Exhibit 99 to the Form 8-K filed on August 5, 2008. Specifically, consolidated gross margins were reported in the copy of the press release attached to the Form 8-K as 12.4% for the quarter ended May 31, 2008, but were actually 12.3%. A correct copy of the press release issued on August 5, 2008 is attached as Exhibit 99 to this Amendment No. 1 to Form 8-K (Form 8-K/A).

The information in this Item 2.02 and Exhibit 99 attached hereto is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed or furnished herewith:

Exhibit No.	Description
99	Press Release dated August 5, 2008, announcing financial results for the fourth quarter and fiscal year ended May 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: August 8, 2008	By:	/s/ Kevin S. Cavanah
Kevin S. Cavanah
Vice President – Accounting & Financial Reporting and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated August 5, 2008, announcing financial results for the fourth quarter and fiscal year ended May 31, 2008.